AMERICAN COMMUNICATIONS SERVICES, INC.
                     NON-QUALIFIED STOCK OPTION CERTIFICATE


                  A. A STOCK  OPTION  for the  purchase  of a total  of  100,000 shares of the common stock, par value $0.01 (the "Common Stock"), of American Communications Services, Inc. (the "Company") has been granted to Anthony J. Pompliano (the "Optionee"), pursuant to subparagraph 5(c)(ii)(B) of a Third Amended and Restated Employment Agreement dated as of June 30, 1995 between the Optionee and the Company (the "Employment Agreement"). This option shall be governed by the Employment Agreement and, except as otherwise specifically set forth herein, the provisions of the Employment Agreement shall control in the event of any conflict between the terms set forth herein and the provisions of the Employment Agreement. Unless otherwise defined herein, all initially capitalized terms used herein shall have the same meaning as set forth in the Employment Agreement.
                  B. The exercise price of this option is $2.25 per share (the
"Exercise Price").
                  C. This option may not be  exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or regulation. The Optionee, as a condition to his exercise of this option, shall (i) represent to the Company that the shares of Common Stock of the Company that he acquires upon exercise of this option are being acquired by him for investment and not with a view to distribution or resale, and that he will not sell or otherwise transfer such shares unless such shares are then registered under a currently effective registration statement under the Securities Act of 1933, as amended (the "Act"), or counsel for the Company is then of the opinion that such registration is not required under the Act or any other applicable law, regulation, or rule of any governmental agency and (ii) if the shares of Common Stock underlying this option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.
                  D. This option may not be transferred in any manner  otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.
                  E. The option shall vest and be exercisable in its entirety as of the date hereof, and to the extent not exercised prior to such date, shall terminate and be of no further effect as of 5:00 p.m. New York City time on June 26, 2000.
                  F. The rights represented by this option may be exercised by the Optionee by delivery of:
                  a. The exercise form annexed hereto (the "Exercise Form") duly executed and specifying the number of shares to be purchased, to the Company at the offices of the Company located at 131 National Business Parkway, Suite 100, Annapolis Junction,

Maryland 20701 (or such other office or agency of the Company as it may designate by notice to the Optionee at the address of such Optionee appearing on the books of the Company) during normal business hours on any day other than a Saturday, Sunday or day on which national banks are authorized to close in the City of New York, State of New York (a "Business Day").
                  b. Payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check or wire transfer, of the Exercise Price for the number of shares specified in the Exercise Form in lawful money of the United States of America.
                  The Company agrees that such shares shall be deemed to be issued to the Optionee as the record owner of such shares as of the commencement of business on the date on which this option shall have been surrendered and payment made for the shares as aforesaid. Certificates for the shares specified in the Exercise Form shall be delivered to the Optionee as promptly as practicable, and in any event within ten (10) days thereafter. If this option shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates delivered to the Optionee, deliver a new option evidencing the right to purchase the remaining shares issuable under this option, which new option shall in all other respects be identical to this option. No adjustment shall be made on shares issuable on exercise of this option for any cash dividends paid or payable to holders of record of Common Stock out of consolidated earnings or earned surplus prior to the date as of which the Optionee shall be deemed to be the record-holder of such shares.
                  G.       Certain Adjustments.
                  G.1 The number of shares purchasable upon the exercise of this option and the Exercise Price shall be subject to adjustment as follows:
                  (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares purchasable upon exercise of this option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had this option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of each such event retroactive to the record date, if any, for such event, without amendment or modification required to this document.

                  (b) In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below), the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon exercise of this option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.
                  (c) In case the Company shall distribute to all or substantially all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon the exercise of this option by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company, or if requested by the Optionee, by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company or as otherwise agreed upon by the Company and the Optionee), of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities, applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                  (d) For the purpose of computation under (b) and (c) of this paragraph G.1, the current market price per share of Common Stock at any date shall be:
                           (x) from and after 30 trading days after consummation
                  of a Qualifying Offering (as such term is defined in the Company's Certificate of Incorporation, as amended), the average of the daily closing prices for the 30 consecutive trading days immediately preceding such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if reported on NASDAQ-National Market System, the last reported sales price, or, if not so listed or admitted to trading or reported, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system; and
                           (y) on or prior to the  expiration  of the 30 trading
                  day period set forth in clause (x) above, the fair market value per share of Common Stock determined by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company.

                  (e) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of this option; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.
                  (f) Whenever the number of shares purchasable upon the exercise of this option is adjusted, as herein provided, the Exercise Price payable upon the exercise of this option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of this option immediately prior to such adjustment, and of which the denominator shall be the number of shares purchasable immediately thereafter.
                  (g) No adjustment in the number of shares purchasable upon the exercise of this option need be made under paragraphs (b) and (c) if the Company issues or distributes to the Optionee the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Optionee would have been entitled to receive had the option been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of shares purchasable upon the exercise of this option may be made for sale of shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the shares.
                  (h) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, rights, options or warrants or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this paragraph G.1 by the Company, but will at all times in good faith assist in carrying out all of the provisions of this paragraph G.1 and in the taking of such actions as may be necessary or appropriate in order to protect the rights of the Optionee under this paragraph G.1 against impairment.
                  (i) For the purpose of this paragraph G.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the common stock of the Company at the date of this Certificate, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Optionee shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of this option, and the Exercise Price of such shares, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in paragraphs (a) through (h), inclusive, above, and the paragraphs G.2 through G.4, inclusive, with respect to the shares, shall apply on like terms to any such other securities.
                  (j) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be), as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of shares by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.
                  G.2. Notice of Adjustment. Whenever the number of shares or the Exercise Price payable upon exercise of this option is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Optionee, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares and the Exercise Price payable upon exercise of this option after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
                  G.3. No Adjustment for Dividends. Except as provided in paragraph G.1, no adjustment in respect of any dividends shall be made during the term of this option or upon the exercise of this option.
                  G.4. Preservation   of   Purchase   Rights   Upon   Merger,
Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or otherwise or in case of any sale, transfer or lease to another corporation of all or substantially all the
property  of  the  Company,   the  Company  or  such   successor  or  purchasing
corporation, as the case may be, shall execute with the Optionee an agreement that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this option the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this option been exercised immediately prior to such action, provided that such agreement shall provide for adjustments thereafter, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph G. The provisions of this paragraph G shall similarly apply to successive consolidations, mergers, sales, transfers or leases.
         H. Registration Rights. Optionee shall have the registration rights with respect to this option as set forth in the Amended and Restated Registration Rights Agreement dated as of June 30, 1995 and entered into by and among the Company, the Optionee and the other executive officers of the Company set forth therein.

                                          AMERICAN COMMUNICATIONS SERVICES, INC.

                                          By: /s/ RICHARD A. KOZAK
                                               Richard A. Kozak
                                               President and Chief Operating
                                                  Officer


Dated as of:  As of June 30, 1995





ATTEST:   /s/ RILEY M. MURPHY,
          Riley M. Murphy, Secretary

                                  PURCHASE FORM


                                                                 Date: _________



         TO:  Chief Financial Officer

         The undersigned hereby irrevocably elects to exercise the attached Non-Qualified Stock Option Certificate to the extent of options to purchase _______ shares and hereby makes payment of $_____ in payment of the purchase price thereof.

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

                  Name:____________________________________

                  Address:_________________________________
                          ---------------------------------



                                                           ---------------------

                     AMERICAN COMMUNICATIONS SERVICES, INC.
                     NON-QUALIFIED STOCK OPTION CERTIFICATE


                  A. A STOCK OPTION for the purchase of a total of 50,000 shares of the common stock, par value $0.01 (the "Common Stock"), of American Communications Services, Inc. (the "Company") has been granted to Anthony J. Pompliano (the "Optionee"), pursuant to subparagraph 5(c)(ii)(A) of a Third Amended and Restated Employment Agreement dated as of June 30, 1995 between the Optionee and the Company (the "Employment Agreement"). This option shall be governed by the Employment Agreement and, except as otherwise specifically set forth herein, the provisions of the Employment Agreement shall control in the event of any conflict between the terms set forth herein and the provisions of the Employment Agreement. Unless otherwise defined herein, all initially capitalized terms used herein shall have the same meaning as set forth in the Employment Agreement.
                  B. The exercise price of this option is $2.25 per share (the "Exercise Price").
                  C. This option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or regulation. The Optionee, as a condition to his exercise of this option, shall (i) represent to the Company that the shares of Common Stock of the Company that he acquires upon exercise of this option are being acquired by him for investment and not with a view to distribution or resale, and that he will not sell or otherwise transfer such shares unless such shares are then registered under a currently effective registration statement under the Securities Act of 1933, as amended (the "Act"), or counsel for the Company is then of the opinion that such registration is not required under the Act or any other applicable law, regulation, or rule of any governmental agency and (ii) if the shares of Common Stock underlying this option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.
                  D. This option may not be transferred in any manner otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.
                  E. The option shall vest and be exercisable in its entirety as of the date hereof, and to the extent not exercised prior to such date, shall terminate and be of no further effect as of 5:00 p.m. New York City time on October 20, 1999.
                  F. The rights represented by this option may be exercised by the Optionee by delivery of:
                  a. the exercise form annexed hereto (the "Exercise Form") duly executed and specifying the number of shares to be purchased, to the Company at the offices of the Company located at

131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701 (or such other office or agency of the Company as it may designate by notice to the Optionee at the address of such Optionee appearing on the books of the Company) during normal business hours on any day other than a Saturday, Sunday or day on which national banks are authorized to close in the City of New York, State of New York (a "Business Day").
                  b. Payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check or wire transfer, of the Exercise Price for the number of shares specified in the Exercise Form in lawful money of the United States of America.
                  The Company agrees that such shares shall be deemed to be issued to the Optionee as the record owner of such shares as of the commencement of business on the date on which this option shall have been surrendered and payment made for the shares as aforesaid. Certificates for the shares specified in the Exercise Form shall be delivered to the Optionee as promptly as practicable, and in any event within ten (10) days thereafter. If this option shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates delivered to the Optionee, deliver a new option evidencing the right to purchase the remaining shares issuable under this option, which new option shall in all other respects be identical to this option. No adjustment shall be made on shares issuable on exercise of this option for any cash dividends paid or payable to holders of record of Common Stock out of consolidated earnings or earned surplus prior to the date as of which the Optionee shall be deemed to be the record-holder of such shares.
                  G.  Certain Adjustments.
                  G.1 The number of shares purchasable upon the exercise of this option and the Exercise Price shall be subject to adjustment as follows:
                  (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares purchasable upon exercise of this option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had this option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of each such event retroactive to the record date, if any, for such event, without amendment or modification required to this document.
                  (b) In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below), the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon exercise of this option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                  (c) In  case  the  Company   shall   distribute   to  all  or
substantially all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon the exercise of this option by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company, or if requested by the Optionee, by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company or as otherwise agreed upon by the Company and the Optionee), of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities, applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.
                  (d) For the purpose of computation under (b) and (c) of this paragraph G.1, the current market price per share of Common Stock at any date shall be:
                           (x) from and after 30 trading days after consummation
                  of a Qualifying Offering (as such term is defined in the Company's Certificate of Incorporation, as amended), the average of the daily closing prices for the 30 consecutive trading days immediately preceding such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if reported on NASDAQ-National Market System, the last reported sales price, or, if not so listed or admitted to trading or reported, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system; and
                           (y) on or prior to the expiration of the 30 trading
                  day period set forth in clause (x) above, the fair market value per share of Common Stock determined by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company.
                  (e) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of this option; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.
                  (f) Whenever the number of shares purchasable upon the exercise of this option is adjusted, as herein provided, the Exercise Price payable upon the exercise of this option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of this option immediately prior to such adjustment, and of which the denominator shall be the number of shares purchasable immediately thereafter.
                  (g) No adjustment in the number of shares purchasable upon the exercise of this option need be made under paragraphs (b) and (c) if the Company issues or distributes to the Optionee the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Optionee would have been entitled to receive had the option been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of shares purchasable upon the exercise of this option may be made for sale of shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the shares.
                  (h) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, rights, options or warrants or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this paragraph G.1 by the Company, but will at all times in good faith assist in carrying out all of the provisions of this paragraph G.1 and in the taking of such actions as may be necessary or appropriate in order to protect the rights of the Optionee under this paragraph G.1 against impairment.
                  (i) For the purpose of this paragraph G.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the common stock of the Company at the date of this Certificate, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Optionee shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of this option, and the Exercise Price of such shares, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in paragraphs (a) through (h), inclusive, above, and the paragraphs
G.2 through G.4, inclusive, with respect to the shares, shall apply on like terms to any such other securities.
                  (j) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be), as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of shares by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.
                  G.2. Notice of Adjustment. Whenever the number of shares or the Exercise Price payable upon exercise of this option is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Optionee, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares and the Exercise Price payable upon exercise of this option after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
                  G.3. No Adjustment for Dividends. Except as provided in paragraph G.1, no adjustment in respect of any dividends shall be made during the term of this option or upon the exercise of this option.
                  G.4. Preservation   of   Purchase   Rights   Upon   Merger,
Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or otherwise or in case of any sale, transfer or lease to another corporation of all or substantially all the
property  of  the  Company,   the  Company  or  such   successor  or  purchasing
corporation, as the case may be, shall execute with the Optionee an agreement that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this option the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this option been exercised immediately prior to such action, provided that such agreement shall provide for adjustments thereafter, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph G. The provisions of this paragraph G shall similarly apply to successive consolidations, mergers, sales, transfers or leases.
                  H. Registration Rights. Optionee shall have the registration rights with respect to this option as set forth in the Amended and Restated Registration Rights Agreement dated as of June 30, 1995 and entered into by and among the Company, the Optionee and the other executive officers of the Company set forth therein.

                                          AMERICAN COMMUNICATIONS SERVICES, INC.

                                          By: /s/ RICHARD A. KOZAK
                                              Richard A. Kozak
                                              President and Chief Operating
                                                  Officer


Dated as of:  As of June 30, 1995



ATTEST:   /s/ RILEY M. MURPHY,
          Riley M. Murphy, Secretary

                                  PURCHASE FORM


                                                                 Date: _________



         TO:  Chief Financial Officer

         The undersigned hereby irrevocably elects to exercise the attached Non-Qualified Stock Option Certificate to the extent of options to purchase _______ shares and hereby makes payment of $_____ in payment of the purchase price thereof.

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

                  Name:____________________________________

                  Address:_________________________________
                          ---------------------------------



                                                           ---------------------

                     AMERICAN COMMUNICATIONS SERVICES, INC.
                     NON-QUALIFIED STOCK OPTION CERTIFICATE



                  A. A STOCK OPTION for the purchase of a total of 1,349,899 shares of the common stock, par value $0.01 (the "Common Stock"), of American Communications Services, Inc. (the "Company") has been granted to Anthony J. Pompliano (the "Optionee"), pursuant to subparagraph 5(c)(i) of a Third Amended and Restated Employment Agreement dated as of June 30, 1995 between the Optionee and the Company (the "Employment Agreement"). This option shall be governed by the Employment Agreement and, except as otherwise specifically set forth herein, the provisions of the Employment Agreement shall control in the event of any conflict between the terms set forth herein and the provisions of the Employment Agreement. Unless otherwise defined herein, all initially capitalized terms used herein shall have the same meaning as set forth in the Employment Agreement.
                  B.       The exercise price of this option is $0.875 per
share (the "Exercise Price").
                  C. This option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or regulation. The Optionee, as a condition to his exercise of this option, shall (i) represent to the Company that the shares of Common Stock of the Company that he acquires upon exercise of this option are being acquired by him for investment and not with a view to distribution or resale, and that he will not sell or otherwise transfer such shares unless such shares are then registered under a currently effective registration statement under the Securities Act of 1933, as amended (the "Act"), or counsel for the Company is then of the opinion that such registration is not required under the Act or any other applicable law, regulation, or rule of any governmental agency and (ii) if the shares of Common Stock underlying this option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.
                  D. This option may not be transferred in any manner otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.
                  E. The option shall be exercisable as follows:
                    (i) The option shall not be exercisable, and to the extent not exercised prior to such date, shall terminate and be of no further effect as of 5:00 p.m. New York City time on the respective expiration dates set forth below.
                   (ii) The option  shall be  exercisable  as to 449,967  shares commencing as of August 24, 1993 and shall expire on August 23, 2000.

                  (iii) The option shall be exercisable as to an additional 449,966 shares commencing on January 1, 1995 and shall expire on December 31, 2000.
                   (iv) The option shall be exercisable as to the remaining 449,966 shares commencing on the sooner of (1) the time the Company's seventh
(7th) competitive access network becomes operational, or (ii) August 23, 1996 and shall expire on the day immediately preceding the fifth (5th) anniversary of such vesting date.
                  F. Notwithstanding the foregoing, the option shall not become exercisable as to a tranche of shares if Optionee is terminated For Cause (as defined in paragraph 11 of the Employment Agreement) prior to the date the option becomes exercisable as to such shares as set forth in paragraph E hereof.
                  G. Subject to the provisions of paragraphs E and F, the rights represented by this option may be exercised by the Optionee by delivery of:
                  a. the exercise form annexed hereto (the "Exercise Form") duly executed and specifying the number of shares to be purchased, to the Company at the offices of the Company located at 131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701 (or such other office or agency of the Company as it may designate by notice to the Optionee at the address of such Optionee appearing on the books of the Company) during normal business hours on any day other than a Saturday, Sunday or day on which national banks are authorized to close in the City of New York, State of New York (a "Business Day").
                  b. Payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check or wire transfer, of the Exercise Price for the number of shares specified in the Exercise Form in lawful money of the United States of America.
                  The Company agrees that such shares shall be deemed to be issued to the Optionee as the record owner of such shares as of the commencement of business on the date on which this option shall have been surrendered and payment made for the shares as aforesaid. Certificates for the shares specified in the Exercise Form shall be delivered to the Optionee as promptly as practicable, and in any event within ten (10) days thereafter. If this option shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates delivered to the Optionee, deliver a new option evidencing the right to purchase the remaining shares issuable under this option, which new option shall in all other respects be identical to this option. No adjustment shall be made on shares issuable on exercise of this option for any cash dividends paid or payable to holders of record of Common Stock out of consolidated earnings or earned surplus prior to the date as of which the Optionee shall be deemed to be the record-holder of such shares.
                  H.       Certain Adjustments.
                           --------------------

                  H.1. The number of shares purchasable upon the exercise of this option and the Exercise Price shall be subject to adjustment as follows:
                  (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares purchasable upon exercise of this option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had this option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of each such event retroactive to the record date, if any, for such event, without amendment or modification required to this document.
                  (b) In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below), the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon exercise of this option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.
                  (c)  In  case  the  Company   shall   distribute   to  all  or
substantially all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon the exercise of this option by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company, or if requested by the Optionee, by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company or as otherwise agreed upon by the Company and the Optionee), of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities, applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.
                  (d) For the purpose of  computation  under  paragraphs (b) and
(c) of this paragraph H.1, the current market price per share of Common Stock at any date shall be:

                           (x) from and after 30 trading days after consummation
                  of a Qualifying Offering (as such term is defined in the Company's Certificate of Incorporation, as amended), the average of the daily closing prices for the 30 consecutive trading days immediately preceding such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if reported on NASDAQ-National Market System, the last reported sales price, or, if not so listed or admitted to trading or reported, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system; and
                           (y) on or prior to the  expiration  of the 30 trading
                  day period set forth in clause (x) above, the fair market value per share of Common Stock determined by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company.
                           (e) No  adjustment in the number of shares
purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of this option; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.
                  (f) Whenever the number of shares purchasable upon the exercise of this option is adjusted, as herein provided, the Exercise Price payable upon the exercise of this option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of this option immediately prior to such adjustment, and of which the denominator shall be the number of shares purchasable immediately thereafter.
                  (g) No adjustment in the number of shares purchasable upon the exercise of this option need be made under paragraphs (b) and (c) if the Company issues or distributes to the Optionee the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Optionee would have been entitled to receive had the option been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of shares purchasable upon the exercise of this option may be made for sale of shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the shares.

                  (h) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, rights, options or warrants or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this paragraph H.1 by the Company, but will at all times in good faith assist in carrying out all of the provisions of this paragraph H.1 and in the taking of such actions as may be necessary or appropriate in order to protect the rights of the Optionee under this paragraph H.1 against impairment.
                  (i) For the purpose of this paragraph H.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the common stock of the Company at the date of this Certificate, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Optionee shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of this option, and the Exercise Price of such shares, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in paragraphs (a) through (h), inclusive, above, and the paragraphs H.2 through H.4, inclusive, with respect to the shares, shall apply on like terms to any such other securities.
                  (j) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be), as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of shares by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.
                  H.2. Notice of Adjustment. Whenever the number of shares or the Exercise Price payable upon exercise of this option is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Optionee, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares and the Exercise Price payable upon exercise of this option after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
                  H.3. No Adjustment for Dividends. Except as provided in paragraph H.1, no adjustment in respect of any dividends shall be made during the term of this option or upon the exercise of this option.
                  H.4. Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or otherwise or in case of any sale, transfer or lease to another corporation of all or substantially all the
property  of  the  Company,   the  Company  or  such   successor  or  purchasing
corporation, as the case may be, shall execute with the Optionee an agreement that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this option the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this option been exercised immediately prior to such action, provided that such agreement shall provide for adjustments thereafter, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph H. The provisions of this paragraph H shall similarly apply to successive consolidations, mergers, sales, transfers or leases.
         I. Registration Rights. Optionee shall have the registration rights with respect to this option as set forth in the Amended and Restated Registration Rights Agreement dated as of June 30, 1995 and entered into by and among the Company, the Optionee and the other executive officers of the Company set forth therein.

                                          AMERICAN COMMUNICATIONS SERVICES, INC.


                                          By: /s/ RICHARD A. KOZAK
                                          Richard A. Kozak
                                          President and Chief Operating
                                               Officer


Dated as of:  As of June 30, 1995





ATTEST:    /s/ RILEY M. MURPHY,
           Riley M. Murphy, Secretary

                                  PURCHASE FORM


                                                                 Date: _________



         TO:  Chief Financial Officer

         The undersigned hereby irrevocably elects to exercise the attached Non-Qualified Stock Option Certificate to the extent of options to purchase _______ shares and hereby makes payment of $_____ in payment of the purchase price thereof.

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

                  Name:____________________________________

                  Address:_________________________________
                          ---------------------------------



                                                           ---------------------

                     AMERICAN COMMUNICATIONS SERVICES, INC.
                     NON-QUALIFIED STOCK OPTION CERTIFICATE


                  A. A STOCK OPTION for the purchase of a total of 350,000 shares of the common stock, par value $0.01 (the "Common Stock"), of American Communications Services, Inc. (the "Company") has been granted to Anthony J. Pompliano (the "Optionee"), pursuant to subparagraph 5(c)(iii) of a Third Amended and Restated Employment Agreement dated as of June 30, 1995 between the Optionee and the Company (the "Employment Agreement"). This option shall be governed by the Employment Agreement and, except as otherwise specifically set forth herein, the provisions of the Employment Agreement shall control in the event of any conflict between the terms set forth herein and the provisions of the Employment Agreement. Unless otherwise defined herein, all initially capitalized terms used herein shall have the same meaning as set forth in the Employment Agreement.
                  B. The per share exercise price of this option is as set forth below in paragraph E (the "Exercise Price").
                  C. This option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or regulation. The Optionee, as a condition to his exercise of this option, shall (i) represent to the Company that the shares of Common Stock of the Company that he acquires upon exercise of this option are being acquired by him for investment and not with a view to distribution or resale, and that he will not sell or otherwise transfer such shares unless such shares are then registered under a currently effective registration statement under the Securities Act of 1933, as amended (the "Act"), or counsel for the Company is then of the opinion that such registration is not required under the Act or any other applicable law, regulation, or rule of any governmental agency and (ii) if the shares of Common Stock underlying this option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.
                  D. This option may not be transferred in any manner otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.
                  E. This option shall vest and become exercisable as to all shares set forth below (each group of shares set forth below referred to herein as a "tranche") on August 24, 2001 if Optionee shall then be employed by the Company; provided, however, that this option immediately shall vest and become exercisable provided that Optionee is then employed by the Company (i) as to each tranche of shares upon the occurrence of the events described below; and
(ii) as to all of the tranches of shares upon a Change in Control, whichever is the first to occur. This option shall be exercisable at the per share exercise price set forth below, and to the extent not exercised shall terminate and be of no further effect with respect to each tranche of shares as of 5:00 p.m. New York City time five (5) years from the date on which the option first became exercisable as to such tranche of shares.



Number of Shares         Event                                                            Per Share Exercise Price
----------------         -----                                                            ------------------------

100,000                  Prior to June 30, 1996 the Company executes an effective                   $ 2.25
                         agreement with a major strategic partner/investor as approved by the Board of Directors.

125,000                  Such options shall vest upon the attainment of certain                     $ 2.80
                         performance goals determined by the compensation committee of the board of directors relating to the Company's annual plan approved by the board of directors for the fiscal year ending June 30 ("Fiscal 1997"), 1997, such as the level of appreciation of the publicly-traded price (as defined in
                         paragraph 5(h) of the Employment Agreement) of the Common
                         Stock during Fiscal 1997 and the consummation of strategic business combinations, and other performance goals deemed
                         important by the compensation committee.  The performance
                         goals for Fiscal 1997 shall be determined by the compensation committee no later than June 30, 1996.

125,000                  Such options shall vest upon the attainment of certain                     $ 2.80
                         performance goals determined by the compensation committee of the board of directors relating to the Company's annual plan approved by the board of directors for the fiscal year ending June 30, 1998 (Fiscal 1998), such as the level of
                         appreciation of the publicly-traded price (as defined in
                         paragrpah 5(h) of the Employment Agreement) of the Common
                         Stock during Fiscal 1998 and the consummation of strategic business combinations, and other performance goals deemed
                         important by the compensation committee.  The performance
                         goals for fiscal 1998 shall be determined by the compensation committee no later than June 30, 1997.


                                       -3-

                  F. Notwithstanding the foregoing, this option shall not become exercisable as to a tranche of shares if Optionee voluntarily leaves the Company's employ or if Optionee is terminated For Cause (as defined in paragraph 11 of the Employment Agreement) prior to the date the option becomes exercisable as to such shares as set forth in paragraph E hereof.
                  G. Subject to the provisions of paragraphs E and F, the rights represented by this option may be exercised by the Optionee by delivery of:
                  a. the exercise form annexed hereto (the "Exercise Form") duly executed and specifying the number of shares to be purchased, to the Company at the offices of the Company located at 131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701 (or such other office or agency of the Company as it may designate by notice to the Optionee at the address of such Optionee appearing on the books of the Company) during normal business hours on any day other than a Saturday, Sunday or day on which national banks are authorized to close in the City of New York, State of New York (a "Business Day").
                  b. Payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check or wire transfer, of the Exercise Price for the number of shares specified in the Exercise Form in lawful money of the United States of America.
                  The Company agrees that such shares shall be deemed to be issued to the Optionee as the record owner of such shares as of the commencement of business on the date on which this option shall have been surrendered and payment made for the shares as aforesaid. Certificates for the shares specified in the Exercise Form shall be delivered to the Optionee as promptly as practicable, and in any event within ten (10) days thereafter. If this option shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates delivered to the Optionee, deliver a new option evidencing the right to purchase the remaining shares issuable under this option, which new option shall in all other respects be identical to this option. No adjustment shall be made on shares issuable on exercise of this option for any cash dividends paid or payable to holders of record of Common Stock out of consolidated earnings or earned surplus prior to the date as of which the Optionee shall be deemed to be the record-holder of such shares.
                  H.       Certain Adjustments.
                           --------------------

                  H.1. The number of shares purchasable upon the exercise of this option and the Exercise Price shall be subject to adjustment as follows:
                  (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares purchasable upon exercise of this option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had this option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of each such event retroactive to the record date, if any, for such event, without amendment or modification required to this document.
                  (b) In case the Company shall issue rights, options or warrants to all or substantially all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below), the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon exercise of this option by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.
                  (c)  In  case  the  Company   shall   distribute   to  all  or
substantially all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of shares thereafter purchasable upon the exercise of this option shall be determined by multiplying the number of shares theretofore purchasable upon the exercise of this option by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined in good faith by the Board of Directors of the Company, or if requested by the Optionee, by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company or as otherwise agreed upon by the Company and the Optionee), of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities, applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.
                  (d) For the purpose of  computation  under  paragraphs (b) and
(c) of this paragraph H.1, the current market price per share of Common Stock at any date shall be:
                           (x) from and after 30 trading days after consummation
                  of a Qualifying Offering (as such term is defined in the Company's Certificate of Incorporation, as amended), the average of the daily closing prices for the 30 consecutive trading days immediately preceding such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or, if reported on NASDAQ-National Market System, the last reported sales price, or, if not so listed or admitted to trading or reported, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system; and
                           (y) on or prior to the  expiration  of the 30 trading
                  day period set forth in clause (x) above, the fair market value per share of Common Stock determined by a leading firm of investment bankers selected by the Optionee and reasonably acceptable to the Company and whose reasonable fees and expenses shall be paid by the Company. (e) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of this option; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.
                  (f) Whenever the number of shares purchasable upon the exercise of this option is adjusted, as herein provided, the Exercise Price payable upon the exercise of this option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of this option immediately prior to such adjustment, and of which the denominator shall be the number of shares purchasable immediately thereafter.
                  (g) No adjustment in the number of shares purchasable upon the exercise of this option need be made under paragraphs (b) and (c) if the Company issues or distributes to the Optionee the rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Optionee would have been entitled to receive had the option been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of shares purchasable upon the exercise of this option may be made for sale of shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the shares.
                  (h) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, rights, options or warrants or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this paragraph H.1 by the Company, but will at all times in good faith assist in carrying out all of the provisions of this paragraph H.1 and in the taking of such actions as may be necessary or appropriate in order to protect the rights of the Optionee under this paragraph H.1 against impairment.

                  (i) For the purpose of this paragraph H.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the common stock of the Company at the date of this Certificate, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Optionee shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of this option, and the Exercise Price of such shares, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in paragraphs (a) through (h), inclusive, above, and the paragraphs H.2 through H.4, inclusive, with respect to the shares, shall apply on like terms to any such other securities.
                  (j) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be), as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and

(B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Exercise Price or decreasing the number of shares by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                  H.2. Notice of Adjustment. Whenever the number of shares or the Exercise Price payable upon exercise of this option is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Optionee, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares and the Exercise Price payable upon exercise of this option after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
                  H.3. No Adjustment for Dividends. Except as provided in paragraph H.1, no adjustment in respect of any dividends shall be made during the term of this option or upon the exercise of this option.

                  H.4.  Preservation   of   Purchase   Rights   Upon   Merger,
Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or otherwise or in case of any sale, transfer or lease to another corporation of all or substantially all the
property  of  the  Company,   the  Company  or  such   successor  or  purchasing
corporation, as the case may be, shall execute with the Optionee an agreement that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this option the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this option been exercised immediately prior to such action, provided that such agreement shall provide for adjustments thereafter, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph H. The provisions of this paragraph H shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

         I. Registration Rights. Optionee shall have the registration rights with respect to this option as set forth in the Amended and Restated Registration Rights Agreement dated as of June 30, 1995 and entered into by and among the Company, the Optionee and the other executive officers of the Company set forth therein.


                                          AMERICAN COMMUNICATIONS SERVICES, INC.


                                          By: /s/ RICHARD A. KOZAK
                                          Richard A. Kozak
                                          President and Chief Operating
                                               Officer


Dated as of:  As of June 30, 1995


ATTEST:   /s/ RILEY M. MURPHY,
          Riley M. Murphy, Secretary

                                  PURCHASE FORM


                                                                 Date: _________



         TO:  Chief Financial Officer

         The undersigned hereby irrevocably elects to exercise the attached Non-Qualified Stock Option Certificate to the extent of options to purchase _______ shares and hereby makes payment of $_____ in payment of the purchase price thereof.

                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

                  Name:____________________________________

                  Address:_________________________________
                          ---------------------------------



                                                           ---------------------